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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                March 31, 2004

                                  CWABS, INC.
                                  ------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-109272            95-4596514
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)

4500 Park Granada
Calabasas, California                                           91302
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(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237

                                   No Change
                  ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events and Regulation FD Disclosure.
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Pooling & Servicing Agreement
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         CWABS, Inc. (the "Company") entered into a Pooling and Servicing
Agreement dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-4 (the "Certificates"). The Certificates were issued on March 31, 2004. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.




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



Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

        99.1     Pooling and Servicing Agreement dated as of March 1, 2004p.




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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWABS, INC.



                                           By: /s/ Celia Coulter
                                               ------------------
                                               Name:  Celia Coulter
                                               Title:  Vice President



Dated:  April 15, 2004



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                                 EXHIBIT INDEX
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Exhibit No.             Description
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99.1                    Pooling and Servicing Agreement.